Exhibit 10.1

FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of March 12, 2010, is by and among (i) HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other obligors identified as “Other Obligors” on the signature pages hereto and (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of October 14, 2009 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this First Amendment and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Obligors party thereto, the Lenders party thereto, and The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders have made commitments to extend certain credit facilities to the Borrowers; and

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as more specifically set forth herein, in each case upon the terms and conditions contained in this First Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1   Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this First Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“Lenders” is defined in the preamble.

“First Amendment” is defined in the preamble.

“First Amendment Effective Date” is defined in Subpart 4.1.

SUBPART 1.2   Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.  Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1   Amendments to Section 1.1.  Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(a)           by amending and restating the definition of “Applicable Margin” to read as follows:

“Applicable Margin” means (x) 3.00% per annum with respect to Base Rate Loans, and (y) 4.00% per annum with respect to LIBO Rate Loans.

(b)           by inserting the following defined terms in the appropriate alphabetical sequence:

“First Amendment” means the First Amendment to Credit Agreement, dated as of March 12, 2010, among the Borrowers and the Lenders party thereto.
“First Amendment Effective Date” has the meaning set forth in the First Amendment.

(c)           by amending and restating clause (e) of the definition “Indebtedness” to read as follows:

(e)           Hedging Obligations (provided that, solely for purposes of calculating the Leverage Ratio, the amount of any Hedging Obligations shall be the negative mark-to-market amounts (on a net basis) of Hedging Obligations for which an early termination event has occurred and the Parent or a Subsidiary thereof is the defaulting party or an affected party).

(d)           by amending and restating the definition of “Stated Maturity Date” to read as follows:

“Stated Maturity Date” means, with respect to all Loans, March 12, 2013.

SUBPART 2.2   Amendment to Section 1.3.  Section 1.3 of the Existing Credit Agreement is hereby amended by inserting the following clause (e) immediately following clause (d) contained therein:

(e)  References to early termination event, termination event, termination value, defaulting party and affected party in the definition of Indebtedness, Section 8.1.5(b) or otherwise in this Credit Agreement when referring to Hedging Obligations shall have the meanings attributed to them in the ISDA Master Agreement under which such Hedging Obligations arise (or, if such terms are not used in such ISDA Master Agreement or such Hedging Obligations do not arise under an ISDA Master Agreement, such replacement or similar terms as are used in such ISDA Master Agreement or other agreement under which such Hedging Obligations arise).

SUBPART 2.3   Amendment to Section 3.3.2.  Section 3.3.2 of the Existing Credit Agreement is hereby amended by deleting the text “2.40%” contained therein and inserting text “1.40%” in lieu thereof.

PART III
AFFIRMATION AND CONSENT

SUBPART 3.1   Affirmation and Consent.  Each of the Obligors confirms that it has received a copy of this First Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this First Amendment.

PART IV
CONDITIONS TO EFFECTIVENESS

SUBPART 4.1   Amendment Effective Date.  This First Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”) when all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.2   Execution of Counterparts of First Amendment.  The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this First Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Obligors and each Lender.

SUBPART 4.3   Representations and Warranties.  The representations and warranties contained in Subpart 5.4 shall be true and correct in all material respects on and as of the First Amendment Effective Date.

PART V
MISCELLANEOUS

SUBPART 5.1   Cross-References.  References in this First Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this First Amendment.

SUBPART 5.2   Instrument Pursuant to Existing Credit Agreement.  This First Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.3   References in Other Loan Documents.  At such time as this First Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this First Amendment.

SUBPART 5.4   Representations and Warranties of the Obligors.  Each Obligor hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this First Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this First Amendment, (c) the representations and warranties contained in Article VI of the Credit Agreement and applicable to such Obligor are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and after giving effect to the amendments contained herein and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

SUBPART 5.5   Counterparts.  This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of this First Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 5.6   Full Force and Effect; Limited Amendment.  Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 5.7   Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.8   Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWERS	HECLA ALASKA LLC, a Delaware limited liability company

	By:	Hecla Limited, its Managing Member

	By:	/s/ Ronald W. Clayton
Name: Ronald W. Clayton
Title: President, Hecla Limited

HECLA GREENS CREEK MINING COMPANY, a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

HECLA JUNEAU MINING COMPANY, a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

OTHER OBLIGORS:	HECLA MINING COMPANY, a Delaware corporation

	By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Sr. Vice President & CFO

BURKE TRADING INC., a Delaware corporation

By:	/s/ Ronald W. Clayton
Name: Ronald W. Clayton
Title:Vice President

HECLA ADMIRALTY COMPANY, a Delaware corporation

By:	/s/ James A. Sabala
Name: James A. Sabala
Title: Vice President & Treasurer

HECLA LIMITED, a Delaware corporation

By:	/s/ Ronald W. Clayton
Name: Ronald W. Clayton
Title: President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Ray Clarke
Name: Ray Clarke
Title: Managing Directors

By:	/s/ Bob Deoi
Name: Bob Deoi
Title: Associate Director

ING CAPITAL LLC, as a Lender

By:	/s/ Remko van de Water
Name: Remko van de Water
Title: Director